Exhibit (a)(2)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Forward Balanced Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Commodity Long/Short Strategy Fund	Investor Class Institutional Class Class C Advisor Class Class Z

Forward Core Strategy Long/Short Fund	Investor Class Institutional Class Class C Advisor Class

Forward Credit Analysis Long/Short Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward Dynamic Income Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward EM Corporate Debt Fund	Investor Class Institutional Class Class C

Forward Emerging Markets Fund	Investor Class Institutional Class Class C Advisor Class

Forward Endurance Long/Short Fund	Investor Class Institutional Class Class C Advisor Class

Forward Floating NAV Short Duration Fund	Investor Class Institutional Class Class C Advisor Class Class Z

Forward Frontier Strategy Fund	Investor Class Institutional Class Advisor Class Class Z

Forward Global Dividend Fund	Investor Class Institutional Class Class A Class C

Forward Global Infrastructure Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Forward Growth & Income Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Forward High Yield Bond Fund	Investor Class Institutional Class Class C Class Z

Forward Income & Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Income Builder Fund	Investor Class Institutional Class Class A Class C

Forward International Dividend Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward International Real Estate Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward International Small Companies Fund	Investor Class Institutional Class Class C Advisor Class

Forward Investment Grade Fixed-Income Fund	Investor Class Institutional Class Class Z

Forward Managed Futures Strategy Fund	Investor Class Institutional Class Class C Advisor Class Class Z

Forward Multi-Strategy Fund	Investor Class Institutional Class Class A Class C

Forward Real Estate Fund	Investor Class Institutional Class Class A Class C

Forward Real Estate Long/Short Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Forward Select EM Dividend Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward Select Income Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Forward Select Opportunity Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward Small Cap Equity Fund	Investor Class Institutional Class Class C Advisor Class

Forward Tactical Enhanced Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward Tactical Growth Fund	Investor Class Institutional Class Class A Class C Advisor Class

Forward Total MarketPlus Fund	Investor Class Institutional Class Class Z

Forward U.S. Government Money Fund	Investor Class Institutional Class Class A Class C Class Z

As amended:	March 8, 2007	October 20, 2010
	September 11, 2007	December 31, 2010
	November 13, 2007	January 20, 2011
	January 9, 2008	April 19, 2011
	March 5, 2008	April 21, 2011
	September 17, 2008	May 1, 2011
	January 7, 2009	September 8, 2011
	April 29, 2009	September 30, 2011
	June 3, 2009	November 1, 2011
	June 9, 2009	December 31, 2011
	June 12, 2009	January 30, 2012
	June 17, 2009	March 19, 2012
	June 26, 2009	May 1, 2012
	September 25, 2009	November 1, 2012
	October 30, 2009	November 30, 2012
	December 1, 2009	December 3, 2012
	December 11, 2009	December 17, 2012
	January 11, 2010	May 1, 2013
	May 1, 2010	July 26, 2013
	June 11, 2010	July 31, 2013
	August 9, 2010	December 23, 2013
September 1, 2010
September 20, 2010
September 22, 2010